SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

 WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois   1-604   36-1924025
(State or other  (Commission File  (IRS Employer
jurisdiction of  Number)   Identification
incorporation)      Number)

200 Wilmot Road, Deerfield, Illinois    60015
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (847) 940-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On April 10, 2007, David W. Bernauer, Chairman of Walgreen Co., advised the Walgreen Co. Board of Directors that he will retire as Chairman and as a member of the Board of Directors of Walgreen Co., effective July 11, 2007.

(c) At its meeting on April 10, 2007, Walgreen Co.'s Board of Directors named Jeffrey A. Rein, 55, as Walgreen Co.'s new Chairman effective July 11, 2007. Mr. Rein will retain his title as Chief Executive Officer of Walgreen Co., a position he has held since July 2006. Mr. Rein has also served as President and Chief Operating Officer of Walgreen Co. since January 2003. Prior to that time, Mr. Rein was Executive Vice President of Marketing of Walgreen Co. from February 2001 to January 2003.

At its meeting on April 10, 2007, Walgreen Co.'s Board of Directors named Gregory D. Wasson, 48, as President and Chief Operating Officer of Walgreen Co., effective May 1, 2007. Mr. Wasson has served as Walgreen Co. Executive Vice President since October 2005, and as President of Walgreens Health Initiatives, Inc. since March 2002.  Prior to that time, Mr. Wasson was Senior Vice President of Walgreen Co., from February 2004 to October 2005, and Vice President of Walgreen Co. from October 2001 to February 2004.  He also served as Executive Vice President of Walgreens Health Initiatives, Inc. from October 2001 to March 2002.  Brad Wasson, Walgreen Co. Store Operations Vice President and brother of Gregory Wasson, receives compensation exceeding $120,000 per year.

In connection with Mr. Wasson's appointment to the position of President and Chief Operating Officer, he will receive an adjustment in salary and a corresponding increase in the amount payable to him for fiscal year 2007 pursuant to the Walgreen Co. Management Incentive Plan. Pursuant to standard practice approved by the Compensation Committee of the Board of Directors, as of the effective date of promotion, Mr. Wasson will also receive a pro-rated stock option grant under the Walgreen Co. Executive Stock Option Plan. This provides an incremental stock option award for the remainder of the current fiscal year, to recognize the higher stock option award level applicable to the executive's new position.

These moves are part of Walgreen Co.’s long-range leadership succession planning. A copy of the April 12, 2007 press release announcing the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number   Description

Exhibit 99.1     Press Release issued by Walgreen Co., dated April 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: April 13, 2007	By:	/s/ William M. Rudolphsen
Senior Vice President and Chief Financial Officer (Principal Financial Officer)